Recombinant Adenoviral-Vectored Mucosal Vaccine against SARS-CoV-2

Ocugen Inc. Malvern, PA, United States



Different types of intranasal vaccines for COVID-19
Virus-vetored vaccines
Vectors: adenovirus*, influenza virus, PIV, lentivirus, RSV, NDV
Protein subunit vaccines
Addition of adjuvants is necessary to enhance the immunogenicity
Other nasal vaccines in development
Live-attenuated vaccines
Bacterium-vectored vaccines
DNA vaccines (require further study)
Immune responses induced by intranasal vaccines
Vaccine
Lung
NALT
Spleen
Vessel
sIgA at local and remote mucosal sites (e.g. genital tract and intestine)
Activated T cells
CD8+ TRM cells
IgG
IgM
IgA
Activated T cells
Antibody-producing B cells
Results
Prevent lung inflammation and pathology
Clear infectious virus in vital organs
Undetectable viral RNA in upper and lower respiratory tracts
Provide long-term immunity (up to 9 months)
Prevent viral shedding and transmission
Toxoid adjuvants
Proof-of-concept: Cholera toxin,heat- labile toxin
Non-toxic derivatives: CTA1DD, LThαK
Adjuvants for intranasal vaccines
Polymeric materials
Natural: Chitosan
Synthetic: PEI
Cytokines
IL-15, IL-12
IFN-I, GM-CSF
IL-1 family
TNF family
Intranasal vaccines with different adjuvants
Other mucosal adjuvants
α-GalCer and its analogues (KBC-007 and KBC-009)
Synthetic small organic molecules (e.g.compound 48/80)
Natural molecules (e.g. saponins and lipids)
Alum
TLR3: Poly I:C, rintatolimod
TLR4: LPS, MPLA
TLR5: flagellin
TLR7/8: imidazoquinoline
TLR9: IC31, CpG
cGAS-STING: bacterial second messengers like c-di-AMP, c-di-GMP and cGAMP
RIG-I: endogenous and exogenous RNA
Agonists of PRRs
Intranasal COVID-19 vaccines: From bench to bed – eBioMedicine 2022

Emerging Variants of Concern challenge all approved vaccines

- All licensed COVID-19 vaccines are designed for intramuscular (IM) immunization
- IM vaccines do not induce mucosal immunity, crucial for preventing upper respiratory tract infection
- Mutations in the Omicron BA.5 Spike protein grant substantial, population-level, evasion of immunity from prior infection and immunity induced by vaccines.
- IM Vaccination with ancestral spike fails to prevent infection with BA.4 and BA.5

ChAd-SARS-CoV-2S Adenoviral Vectored Mucosal Vaccine

- COVID-19 vaccine include Adenoviral vectored vaccine expressing pre-fusion stabilized S-protein
- The mucosal vaccination method has demonstrated potent induction of both mucosal and systemic immune responses
- Currently 4 candidates in the U.S. are under investigation at different clinical trial phases

A single intranasal dose of ChAd-SARS-CoV-2-S promotes systemic and mucosal immunity and induces high levels of IgG and IgA (mucosal) neutralizing antibodies



ChAd-SARS-CoV-2-S vaccine
Anti-S IgG
Anti-S IgG/IgA
SARS-CoV-2
T cells
Reduced lung infection with SARS-CoV-2
Low, if any upper respiratory tract infection
Lung resident T cells
No lung infection with SARS-CoV-2
K18-hACE2 Tg mice
Day 28: Bleed
Day 0: Prime Intranasally
ChAd-Control
ChAd-SARS-CoV-2-S
SARS-CoV-2 challenge Intranasally
Serum IgG
S protein
RBD
Serum IgA
SARS-CoV-2 serum Neutralizing titer
ChAd-Control
ChAd-SARS-CoV-2-S

Intranasal ChAd-SARS-CoV-2-S significantly lowers local and systemic viral load



Lung, 4 dpi
Infectious virus
Log10 PFU/g
***



Lung, 4 dpi Viral RNA
Spleen, 4 dpi Viral RNA
Heart, 4 dpi Viral RNA
Nasal Turbinates, 4 dpi Viral RNA
Nasal Wash, 4 dpi Viral RNA
Log10 N copies/mg
ChAd-Control
ChAd-SARS-CoV-2-S

Publication List

Mice immunized with single-dose intranasal ChAd-SARS-CoV-2-S protected from SARS-CoV-2 pneumonia



ChAd-Control
ChAd-SARS-CoV-2S
40X
200X
400X

Adapted from Hassan et al, Cell 2020



SARS-CoV-2 neutralization
Neutralizing antibodies
Control
Vaccine
ChAd-SARS-CoV-2 S Intranasal inoculation
Reduced viral load in lungs
SARS-CoV-2 viral RNA
SARS-CoV-2 challenge
Control
Vaccine

MUCOSAL VACCINE

PRODUCT DEVELOPMENT PLAN



IND Enabling Studies
Phase I / II
Potential EUA Approval
GMP Manufacturing
Phase III
Process Development
Manufacturing Scale up and Process Validation



ChAd-SARS-CoV-2 Spike protein vaccine
Intramuscular delivery
Intranasal delivery
Neutralizing antibodies
Neutralizing antibodies
SARS-CoV-2 challenge
Weight loss
Nasal swab virus titer
Lung virus titer
Inflammation
Pathology
Weight loss
Nasal swab virus titer
Lung virus titer
Inflammation
Pathology

Hamsters immunized with single-dose intranasal ChAd-SARS-CoV-2-S protected from SARS-CoV-2 infection



ChAd-Control (IM)
ChAd-SARS-CoV-2-S (IM)
ChAd-SARS-CoV-2-S (IN)